

September 8, 2025

Investor Update

RGC Resources®

Roanoke, Virginia

Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, investments, inflation, ratemaking, debt refinancing, technological developments, new products, research and development activities, operational impacts and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may," or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

Safety Moment

CARBON MONOXIDE POISONING

.5 TO 5 PPM	Normal level in home
5 TO 15 PPM	Acceptable level near fumace
35 PPM	leave area immedately
100 PPM	Leave area immedately
200 PPM	Dizziness, nausea, fatigue
400 PPM	3 hour exposure may be fatal
800 PPM	2 hour exposure may be fatal
6,400 PPM	30 min exposure causes unconciousness, death
12,800 PPM	1 to 3 min exposure causes unconciousness, death

National Institute for Occupational Safety and Health (NIOSH) has established a recommended exposure limit (REL) for carbon monoxide of 35 ppm as an 8-hour TWA and 200 ppm as a ceiling [NIOSH 1992].

Agenda

- Operational and Financial Highlights
  - Roanoke Gas
  - RGC Midstream
- Outlook
- Questions

Roanoke Gas

2025 Operational Performance

- No system outages
- Delivered 1.9M DTH in January
  2nd highest month ever
- On pace to deliver 11M+ DTH
- Installed 50% more main miles than fiscal 2024
- Expect to add 700+ gross new services

Volumes & Heating Degree Days


12
10
8
6
4
2
-
Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F
Total Volumes (Dth)
Dth per HDD

Customer Growth



64,000
63,000
62,000
61,000
60,000
59,000
58,000
57,000
56,000
55,000
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F

Roanoke Gas Top Customers

Building Materials

- Titan America
- SDI Steel Dynamics
- General Shale

Healthcare

- Carilion Clinic
- VA U.S. Department of Veterans Affairs – Salem VA Medical Center
- LewisGale Medical Center – HCA Virginia Health System

Transportation

- UPS
- NS Norfolk Southern

Municipal

- Roanoke
- Roanoke County VA

Manufacturing

- Yokohama
- Metalsa
- Bimbo
- Rowe
- Dynax
- Altec
- Trivium Packaging

Higher Education

- Hollins University
- Roanoke College

Capital Investment



Low pressure, cast iron and bare steel replacement complete
New five-year SAVE program approved
$30
$25
$20
$15
$10
$5
$0
Millions
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F
SAVE
Cap Ex

Rate Base



$300
$250
$200
$150
$100
$50
Millions
CAGR 7.8%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025F

Regulatory

- Rate case final order received in April
  - $4.08M in new annual revenue
  - 9.9% ROE on 59% equity ratio
- Positive staff reports on SAVE and RNG rider updates
  - Pending approval would be effective October 1
- Evaluating 2026 rate case

RRHA (2022 – 2025)

- $2.1M gross utility plant
- 5 properties
- 211 meters
- Enhanced safety
  - Roanoke Gas owns and operates
  - Master meters removed


Bluestone
Hunt Ave
Landsdowne
Indian Village
James Town

Upcoming Projects



Eagle Valley Ranch Crossover
Flatwoods Crossover
T-18
T-20
Hyde Park
Hunting Hills

Regional Opportunities


Google Parcel
Summit View
Rocky Mount

Summit View Business Park

- Stik-Pak Solutions
- Continuing economic development interest
- Near commercial and residential



Rocky Mount


116
122
220
SUMMIT VIEW
TOWN OF
ROCKY MOUNT
VIRGINIA
48
40
Smith
Lake

Medical


CARILION

Operational Training Center



oanoke Gas

A Culture of Continuous Learning

- ✓ **Root Cause Analysis**
- ✓ **Critical Thinking**
- ✓ **Change Management**
- ✓ **Culture of Accountability**
- ✓ **Multimedia Best Practices**
- ✓ **Regulatory and Ratemaking Training**

600+ hours

25 employees

Succession Planning

VIRGINIA WESTERN

Q & A



RGC Midstream

Mountain Valley Pipeline (MVP)

- In service June 14, 2024 with two interconnects

- System stability

- Capacity improves attractiveness for existing and new employers



Mountain Valley PIPELINE

According to a comprehensive report by the Federal Energy Regulatory Commission (FERC), along with the North American Electric Reliability Corp.

The MVP played a "crucial role" in keeping the power on in Virginia, North Carolina, and South Carolina.

RGC Midstream, LLC

- Cash distributions for fiscal 2025 totaled $3.64M
- Expect Midstream to have a modest contribution to consolidated net income
- Two cash flow enhancement projects
  - Southgate
  - Boost (Expansion)
- Separate LOC facilities for capital investment in Southgate and Boost

MVP – New Projects

- Southgate (2028)
  - New pipeline from Station 165 into North Carolina
  - 550M DTH/day capacity
  - In design / permitting phase
- Boost (2029)
  - Additional compression
  - Increase capacity by 0.5B DTH/day to 2.5B


MVP
Southgate
Existing CS
Proposed CS
Bradshaw
Harris
Stallworth
Swann
Boost
Southgate

Midstream Debt Refinancing

- Refinanced all four Midstream loans totaling $53.6M into one new note
    - Interest rate SOFR + 155bps
    - Matures 2032
  - Amortize principal of ≈$711k / quarter beginning October 1, 2025
- New interest rate swaps, in conjunction with existing swaps, yield an effective rate for fiscal 2025 of 4.67%

Debt Profile

- Remaining $120M on private shelf facilities
- Up to $30M availability on LOC facility – Matures March 2027

Long-term Debt Maturities September 8, 2024



$40
$35
$30
$25
$20
$15
$10
$5
$-
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Gas - Bank
Gas - Private
MidStream

Q & A



Outlook

Natural Gas Reserves


U.S. total natural gas proved reserves, 1990-2022
trillion cubic feet
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
1990
1995
2000
2005
2010
2015
2020
2012
U.S. total: 322.67 trillion cubic feet
Lower 48 states: 303.15 trillion cubic feet
Federal Offshore: 9.85 trillion cubic feet
Alaska: 9.67 trillion cubic feet
U.S. total
Lower 48 states
Federal Offshore
Alaska

Source: US Energy Information Administration

Natural Gas: Fueling Data Centers


U.S. Data Center Electricity Generation Base Case
NGI
Coal
Natural gas
Nuclear
Solar PV
Wind
Other renewables
Other
600
500
400
300
200
100
0
Terrawatt Hours (TWh)
2020
2022
2024
2026
2028
2030
2032
2034
Source: International Energy Agency

2026 Capital Forecast


29%
48%
23%

SAVE & Renewals	$10.5
Utility Upgrades	6.4
Customer Growth & System	4.9
MVP Growth	2.8
MVP CAC	(2.8)
Total	$21.8

2026 Drivers

Helping

- $22M capital plan
- SAVE annual update
- System growth
- Medical expansion
- Timing of rate case

Hurting

- RRHA completion
- Discount rate (pension / post-retirement)
- Inflation
- Interest
- Depreciation

Earnings Per Share



$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
$1.16
$0.06
$1.27
$0.06
$1.28
$1.18
2024 Actual
2025 Forecast
2026 Preliminary Guidance
EPS
RRHA Impact
Range

Stock Price and Dividends Per Share



Stock price
$32.00
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Dividends per share
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
Share Price
Dividends / share
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Data through August 29, 2025

Why Buy RGCO?

Demonstrated Track Record of Delivering Shareholder Value	▪ Total Shareholder return of 217% since 2010 ▪ Dividend payments ever year since WWII (80+ years) ▪ 20+ years of consecutive dividend increases
Highly Stable Business Model	▪ Consistent regulatory environment ▪ Prospective cost recovery mechanisms ▪ Private shelf agreements to support debt capital needs
Attractive Fundamental Environment	▪ Natural gas has cost/reliability advantages to other fuels ▪ Natural gas recognized as part of long-term energy solution ▪ State/regional business environment strong and growing
Significant Growth Potential	▪ Continued steady growth in existing footprint ▪ Google / other regional wins ▪ Expansion into Franklin County ▪ Regional impact of MVP flowing 2B+ DTH/day

RGC Resources®

Appendix

Consolidated Financial Results

For the periods ended June 30,

(Presented in thousands, except per share data)

	Three Months Ended		Year to Date	
	2025	2024	2025	2024
Operating revenues	$ 17,265	$ 14,458	$ 81,016	$ 71,537
Operating expenses	16,068	12,901	62,092	54,698
Operating income	1,197	1,557	18,924	16,839
Earnings of unconsolidated affiliate	772	283	2,427	2,980
Other income (expense), net	244	(69)	1,181	141
Interest expense	1,513	1,567	4,923	4,770
Income before income taxes	700	204	17,609	15,190
Income tax expense	162	47	4,125	3,570
Net income	**$ 538**	**$ 157**	**$ 13,484**	**$ 11,620**
Basic earnings per share	**$ 0.05**	**$ 0.02**	**$ 1.31**	**$ 1.15**
Diluted earnings per share	**$ 0.05**	**$ 0.02**	**$ 1.31**	**$ 1.15**